UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2016

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On November 2, 2016, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) issued a press release to announce the date and time of the conference call that Farmer Mac will hold to discuss its financial results for the fiscal quarter ended September 30, 2016. A copy of the press release is attached to this report as Exhibit 99. All references to www.farmermac.com in Exhibit 99 are inactive textual references only and the information contained on Farmer Mac’s website is not incorporated by reference into this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99 (other than the portion of this press release related to dividends), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or portion of the Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On November 2, 2016, the Board of Directors (the “Board”) of Farmer Mac declared a quarterly dividend on each of Farmer Mac’s three classes of common stock – Class A Voting Common Stock, Class B Voting Common Stock, and Class C Non-Voting Common Stock. The quarterly dividend of $0.26 per share of common stock will be payable on December 31, 2016 to holders of record of Farmer Mac’s common stock as of December 16, 2016.

Also on November 2, 2016, the Board declared a dividend on each of Farmer Mac’s three classes of preferred stock – 5.875% Non-Cumulative Preferred Stock, Series A (the “Series A Preferred Stock”), 6.875% Non-Cumulative Preferred Stock, Series B (the “Series B Preferred Stock”), and 6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C (the “Series C Preferred Stock”). The quarterly dividend of $0.3672 per share of Series A Preferred Stock, $0.4297 per share of Series B Preferred Stock, and $0.375 per share of Series C Preferred Stock is for the period from but not including October 17, 2016 to and including January 17, 2017 and will be payable on January 17, 2017 to holders of record of the Series A Preferred Stock, the Series B Preferred Stock, and the Series C Preferred Stock, respectively, as of January 2, 2017. Each share of Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock has a par value and liquidation preference of $25.00 per share.

Information about the dividends is also included in the press release attached to this report as Exhibit 99 and the portion of this press release related to the dividends is incorporated by reference herein. All references to www.farmermac.com in Exhibit 99 are inactive textual references only and the information contained on Farmer Mac’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99    Press Release, dated November 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: November 2, 2016